3Q15 Financial Results October 23, 2015 Exhibit 99.2

Forward-looking statements

This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
and
business
restrictions
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
Basel
III
capital
standards)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-
Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
management’s
ability
to
identify
and
manage
these
and
other
risks;
and
any
failure
by
us
to
successfully
replicate
or
replace
certain
functions,
systems
and
infrastructure
provided
by
The
Royal
Bank
of
Scotland
Group
plc
(RBS).
In
addition
to
the
above
factors,
we
also
caution
that
the
amount
and
timing
of
any
future
common
stock
dividends
or
share
repurchases
will
depend
on
our
financial
condition,
earnings,
cash
needs,
regulatory
constraints,
capital
requirements
(including
requirements
of
our
subsidiaries),
and
any
other
factors
that
our
board
of
directors
deems
relevant
in
making
such
a
determination.
Therefore,
there
can
be
no
assurance
that
we
will
pay
any
dividends
to
holders
of
our
common
stock,
or
as
to
the
amount
of
any
such
dividends.
In
addition,
the
timing
and
manner
of
the
sale
of
RBS’s
remaining
ownership
of
our
common
stock
remains
uncertain,
and
we
have
no
control
over
the
manner
in
which
RBS
may
seek
to
divest
such
remaining
shares.
Any
such
sale
would
impact
the
price
of
our
shares
of
common
stock.
More
information
about
factors
that
could
cause
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
under
“Risk
Factors”
in
Part
I,
Item
1A
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014,
filed
with
the
United
States
Securities
and
Exchange
Commission
on
March
3,
2015.
Note:
Percentage
changes,
per
share
amounts,
and
ratios
presented
in
this
document
are
calculated
using
whole
dollars.

3Q15 highlights

1)
Adjusted
results
are
non-GAAP
items.
Where
there
is
a
reference
to
an
“Adjusted”
result
in
a
paragraph,
all
measures
which
follow
that
“Adjusted”
result
are
also
“Adjusted”
and
exclude
restructuring
charges
and
special
items
as
applicable.
See
important
information
on
use
of
Non-GAAP
items
in
the
Appendix.
There
were
no
restructuring
charges
or
special
items
recorded
in
third
quarter
2015.
Improving
profitability and
returns
Diluted EPS of $0.40 compares with Adjusted diluted EPS
1
of $0.40
in 2Q15 and $0.36 in 3Q14
Solid operating leverage of 3% YoY, 1% sequential quarter
NIM improvement to 2.76% in 3Q15 from 2.72% in 2Q15
Strong capital,
liquidity, and
funding
Excellent credit
quality and
progress on risk
management
Continued progress
on strategic growth
and efficiency
initiatives
Robust capital levels with a Common Equity Tier 1 Ratio of 11.8%
Tangible book value per share growth of 2% in 3Q15
Average deposits increased $9.3 billion, or 10% vs 3Q14; loan-to-deposit ratio of 96%
In early August executed $250 million subordinated-debt offering and share repurchase –
in connection
with July sell-down, RBS ownership ~20.9%
Continued strong credit quality with nonperforming loans down 2% from 2Q15 and 4% from 3Q14
Net charge-off ratio of 0.31% compared with 0.33% in 2Q15 and 0.38% in 3Q14
Allowance for loan and lease losses of 1.23% of total loans and leases stable with 2Q15
Allowance coverage of NPLs 116% vs. 114% in 2Q15 and 111% in 3Q14
Generated 8% YoY average loan growth, with strength in commercial, auto, student and mortgage
—
YoY average loan growth of $7.1 billion, with $4.0 billion in commercial, $2.4 billion in auto, and a net
$786 million across other portfolios
Consumer initiatives –
2% HH growth YoY, continued progress in student and organic auto originations, business bankers up 39 YoY
Commercial initiatives –
Strong loan growth across major businesses with CRE loans up 17% YoY;
Treasury Solutions fees up 7% YoY.
Continued focus on expense discipline -
Noninterest expense up 1% from Adjusted 3Q14
1
despite
continued investments in technology, growth initiatives and regulatory programs
—
On track to deliver targeted $200 million end of 2016 savings goal
Making progress on new initiatives designed to enhance performance

Financial summary –
GAAP

1)
Non-GAAP item. See important information on use of Non-GAAP items in the Appendix.
2)
Includes held for sale.
3)
Return on average tangible common equity.
4)
Return on average total tangible assets.
5)
Full-time equivalent employees.
Highlights
Linked quarter:
GAAP net income up $30 million driven by a $25
million after-tax decrease in restructuring charges
and special items
—
3Q15 reflects $7 million preferred dividend,
payable semi-annually
NII up $16 million, reflecting 1% average loan
growth and an additional day
Noninterest income down $7 million largely
reflecting a reduction in mortgage banking and
capital markets fees from relatively strong 2Q15
levels
Noninterest expense down $43 million, driven by a
$40 million decrease in restructuring charges and
special items
Provision expense stable with prior quarter
Prior year quarter:
Net income increased $31 million driven by a $13
million after-tax decrease in restructuring charges
and special items
NII up $36 million, as average loans grew 8%
—
5% average earning asset growth
Noninterest income up $12 million, led by an
increase in other income and broad growth across
most other categories
Noninterest expense down 1%
Provision for credit losses of $76 million was stable
with prior year levels
3Q15 change from
$s in millions
3Q15
2Q15
3Q14
2Q15
3Q14
$
%
$
%
Net interest income
856
$
840
$
820
$
16
$
2
%
36
$
4
%
Noninterest income
353
360
341
(7)
(2)
12
4
Total revenue
1,209
1,200
1,161
9
1
48
4
Noninterest expense
798
841
810
(43)
(5)
(12)
(1)
Pre-provision profit
411
359
351
52
14
60
17
Provision for credit losses
76
77
77
(1)
(1)
(1)
(1)
Income before income tax expense
335
282
274
53
19
61
22
Income tax expense
115
92
85
23
25
30
35
Net income
220
$
190
$
189
$
30
$
16
%
31
$
16
%
Preferred dividends
7
$
—
$
—
$
7
$
NM
7
$
NM
Net income available to common
stockholders
213
$
190
$
189
$
23
$
12
%
24
$
13
%
$s in billions
Average interest earning assets
123.0
$
123.2
$
117.2
$
(0.2)
$
—
%
5.8
$
5
%
Average deposits
2
101.0
$
98.5
$
91.7
$
2.5
$
2
%
9.3
$
10
%
Key metrics
Net interest margin
2.76
%
2.72
%
2.77
%
4
bps
(1)
bps
Loan-to-deposit ratio (period-end)
2
96.1
%
96.6
%
97.3
%
(58)
bps
(126)
bps
ROTCE
1,3
6.6
%
5.9
%
5.8
%
70
bps
79
bps
ROTA
1,4
0.7
%
0.6
%
0.6
%
9
bps
7
bps
Efficiency ratio
1
66
%
70
%
70
%
(400)
bps
(382)
bps
FTEs
5
17,817
17,903
17,852
(86)
—
%
(35)
—
%
Per common share
Diluted earnings
0.40
$
0.35
$
0.34
$
0.05
$
14
%
0.06
$
18
%
Tangible book value
1
24.52
$
24.03
$
23.04
$
0.49
$
2
%
1.48
$
6
%
Average diluted shares outstanding
(in millions)
533.4
539.9
560.2
(6.5)
(1)
%
(26.8)
(5)
%

Restructuring charges and special items
4
GAAP
results
included
restructuring
charges
and
special
items
related
to
enhancing
efficiencies
and
improving
processes
across
the
organization
and
separation
from
The
Royal
Bank
of
Scotland
Group
plc
(“RBS”).
1)
These are non-GAAP financial measures. Please see Non-GAAP Reconciliation Tables in the Appendix for an explanation of our use of non-GAAP financial measures and their reconciliation to GAAP.
Restructuring charges and special items
1
3Q15 change from
($s in millions, except per share data)
3Q15
2Q15
3Q14
2Q15
3Q14
Pre-tax total noninterest expense
restructuring charges and special items
—
40
21
(40)
(21)
After-tax total noninterest expense
restructuring charges and special items
—
25
13
(25)
(13)
Pre-tax restructuring charges and
special items
—
(40)
(21)
40
21
After-tax restructuring charges and
special items
—
(25)
(13)
25
13
Diluted EPS impact
—
$
(0.05)
$
(0.02)
$
0.05
$
0.02
$

Adjusted financial summary -
excluding restructuring charges and special items
1
5
1)
Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2)
Includes held for sale.
3)
Adjusted return on average tangible common equity.
4)
Adjusted return on average total tangible assets.
5)
Full-time equivalent employees.
Highlights
3Q15 vs. adjusted 2Q15:
Net income increased $5 million from Adjusted 2Q15
as the benefit of revenue growth and lower expense
was partially offset by an increase in the effective tax
rate
Total revenue up $9 million
—
NII up $16 million as 1% average loan growth, an
additional day in the quarter, and improving
investment portfolio and loan yields were muted
by modestly higher deposit costs
—
Noninterest income down $7 million with other
income and service charge and fee growth more
than offset by a reduction in mortgage banking
and capital markets fees from relatively robust
2Q levels
—
Adjusted noninterest expense down slightly
reflecting continued cost discipline
Efficiency ratio improved 68 basis points
Provision expense stable with prior quarter
Tangible book value per share of $24.52 up 2%
3Q15 vs. adjusted 3Q14:
Net income up 9% from Adjusted 3Q14 reflecting
impact of positive operating leverage
Total revenue up $48 million
—
NII up 4% with 5% average earning asset growth
muted by lower yields
—
Noninterest income up 4%
Noninterest expense up 1%
—
Efficiency ratio improved by ~200 bps
Adjusted diluted EPS up 11%
3Q15 change from
$s in millions
3Q15
2Q15
3Q14
2Q15
3Q14
$
%
$
%
Net interest income
856
$
840
$
820
$
16
$
2
%
36
$
4
%
Noninterest income
353
360
341
(7)
(2)
12
4
Total revenue
1,209
1,200
1,161
9
1
48
4
Adjusted noninterest expense
1
798
801
789
(3)
—
9
1
Adjusted pre-provision profit
1
411
399
372
12
3
39
10
Provision for credit losses
76
77
77
(1)
(1)
(1)
(1)
Adjusted pretax income
1
335
322
295
13
4
40
14
Adjusted income tax expense
1
115
107
93
8
7
22
24
Adjusted net income
220
$
215
$
202
$
5
$
2
%
18
$
9
%
Preferred dividends
7
$
—
$
—
$
7
$
NM
7
$
NM
Adjusted net income available to
common stockholders
1
213
$
215
$
202
$
(2)
$
(1)
%
11
$
5
%
$s in billions
Average interest earning assets
123.0
$
123.2
$
117.2
$
(0.2)
$
—
%
5.8
$
5
%
Average deposits
2
101.0
$
98.5
$
91.7
$
2.5
$
2
%
9.3
$
10
%
Key metrics
Net interest margin
2.76
%
2.72
%
2.77
%
4
bps
(1)
bps
Loan-to-deposit ratio (period-end)
2
96.1
%
96.6
%
97.3
%
(58)
bps
(126)
bps
Adjusted ROTCE
1,3
6.6
%
6.7
%
6.2
%
(7)
bps
38
bps
Adjusted ROTA
1,4
0.7
%
0.7
%
0.7
%
1
bps
2
bps
Adjusted efficiency ratio
1
66
%
67
%
68
%
(68)
bps
(200)
bps
FTEs
5
17,817
17,903
17,852
(86)
—
%
(35)
—
%
Per common share
Adjusted diluted EPS
1
0.40
$
0.40
$
0.36
$
—
$
—
%
0.04
$
11
%
Tangible book value
1
24.52
$
24.03
$
23.04
$
0.49
$
2
%
1.48
$
6
%
Average diluted shares outstanding
(in millions)
533.4
539.9
560.2
(6.5)
(1)
%
(26.8)
(5)
%

$117B
$119B
$121B
$123B
$123B
$820
$840
$836
$840
$856
3Q14
4Q14
1Q15
2Q15
3Q15
2.77%
2.80%
2.77%
2.72%
2.76%
Net interest income
6
Highlights
Net interest income
$s in millions,
except earning
assets
Average interest-earning assets
Average interest
earning assets
Net interest income
Net interest margin
1)
Includes Interest-bearing cash and due from banks and deposits in banks.
Linked quarter:
NII up $16 million, or 2%
—
Reflects $1.2 billion increase in average loans and
leases and an additional day in the quarter
NIM improved 4 bps to 2.76%
—
Benefitting from initiatives to improve loan yields and
mix and to improve balance sheet efficiency
Prior year quarter:
NII up $36 million, or 4%
—
8% average loan growth, and reduction in pay-fixed
swap costs, partially offset by continued pressure from
the persistent low-rate environment and higher
deposit costs
NIM relatively stable despite continuing impact of the low-
rate environment
$s in billions
3Q14
4Q14
1Q15
2Q15
3Q15
Retail loans
$48.5
$49.8
$50.4
$50.9
$51.6
Commercial loans
41.2
42.3
43.5
44.7
45.2
Investments and cash
1
27.3
26.5
27.1
27.1
25.8
Loans held for sale
0.2
0.2
0.3
0.5
0.5
Total interest-earning assets
$117.2
$118.7
$121.3
$123.2
$123.0
Loan Yields
3.33%
3.34%
3.34%
3.30%
3.32%
Cost of funds
0.45%
0.49%
0.50%
0.52%
0.54%

2.72%
2.76%
0.03%
0.01%
0.01%
(0.01%)
2Q15 NIM%
Reduction in
cash/securities
Investment
portfolio yields
Loan
yields
Deposit
costs
3Q15 NIM%
2.77%
2.76%
0.05%
0.04%
(0.01%)
(0.06%)
(0.03%)
3Q14 NIM%
Reduction in
cash/securities
Investment
portfolio yields/
pay-fixed swap
run off
Loan
yields
Deposit
costs
Borrowing
costs
3Q15 NIM%
Net interest margin
NIM walk 3Q14 to 3Q15
NIM walk 2Q15 to 3Q15
7

$353
$360
$341
3Q15
2Q15
3Q14
Service charges and fees
Card fees
Trust and inv services
FX & trade finance fees
Mortgage banking fees
Capital markets fee income
Securities gains (losses)
Other income
Noninterest income
Linked quarter:
Noninterest income down $7 million as
growth in other income and service
charges and fees was more than offset by
reductions in mortgage banking and
capital markets fees from relatively
robust 2Q levels as well as lower
securities gains
—
Mortgage banking fees down $12
million driven by an $8 million
decrease in MSR valuation as well as
lower origination volume and sale
gains
—
Other income up $15 million
given
an
$8 million branch real estate gain
—
Securities gains decreased $7 million
Prior year quarter:
Noninterest income up $12 million, or 4%
—
Growth in other income, card fees,
trust & investment services fees and
service charges and fees
—
More muted results in mortgage
banking, capital markets and FX &
trade finance fees
8
Highlights
1)
Other income includes bank owned life insurance and other income.
$s in millions
1
3Q15 change from
3Q15
2Q15
3Q14
2Q15
3Q14
$
%
$
%
Service charges and fees
145
$
139
$
144
$
6
$
4
%
1
$
1
%
Card fees
60
60
58
—
—
2
3
Trust & investment services fees
41
41
39
—
—
2
5
Mortgage banking fees
18
30
21
(12)
(40)
(3)
(14)
Capital markets fees
21
30
22
(9)
(30)
(1)
(5)
FX & trade finance fees
22
22
26
—
—
(4)
(15)
Securities gains, net
2
9
2
(7)
(78)
—
—
Other income
1
44
29
29
15
52
15
52
Noninterest income
353
$
360
$
341
$
(7)
$
(2)
%
12
$

%

$798
$801
$789
66%
67%
68%
3Q15
2Q15
3Q14
Adjusted salary and benefits
Adjusted occupancy & equip
Adjusted all other
Adjusted efficiency ratio
Adjusted noninterest expense –
excluding restructuring charges and special items
1
3Q15 vs. Adjusted 2Q15:
Noninterest expense down slightly relative
to Adjusted 2Q15 levels, reflecting
continued strong cost discipline
—
Reduction in equipment expense, other
expense, and amortization of software
was partially offset by an increase in
outside services from unusually low
second quarter levels
—
FTEs down 86 reflecting continuing
focus on efficiency
3Q15 vs. Adjusted 3Q14:
Noninterest expense increased
$9 million from Adjusted 3Q14 levels
—
Lower salaries and benefits and
amortization of software was more than
offset by an increase in other expense,
equipment expense and outside services
—
FTEs relatively stable as efficiency
initiatives more than offset net
investments to drive growth and
enhance operational effectiveness,
including increased regulatory-driven
staffing requirements
9
Highlights
1)
Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
.
1
1
Full-time equivalents (FTEs)
17,817
17,903
17,852
1
3Q15 change from
$s in millions
3Q15
2Q15
3Q14
2Q15
3Q14
$
%
$
%
Adjusted salaries and benefits
1
404
$
405
$
409
$
(1)
$
—
%
(5)
$
(1)
%
Adjusted occupancy
1
75
75
75
—
—
—
—
Adjusted equipment expense
1
62
65
58
(3)
(5)
4
7
Adjusted outside services
1
89
83
87
6
7
2
2
Adjusted amortization of software
1
35
37
38
(2)
(5)
(3)
(8)
Adjusted other expense
1
133
136
122
(3)
(2)
11
9
Adjusted noninterest expense
1
798
$
801
$
789
$
(3)
$
—
%
9
$
1
%
Restructuring charges and special items
—
40
21
(40)
(100)
(21)
(100)
Total noninterest expense
798
$
841
$
810
$
(43)
$
(5)
%
(12)
$
(1)
%

7%
30%
10%
16%
11%
5%
21%
51%
39%
10%
Consolidated average balance sheet
Linked quarter:
Total earning assets stable with prior quarter
—
Commercial loans up $478 million driven by
strength in Commercial Real Estate,
Franchise Finance and Corporate Finance
—
Retail loans up $707 million driven by
growth in auto, mortgage, and student
Total deposits increased 2%
—
Growth focused on commercial
relationships and consumer money market
Prior year quarter:
Total earning assets up 5%
—
Retail loans up 7% driven by growth in auto,
mortgage and student
—
Commercial loans up 10% driven by growth
in Commercial Real Estate, Industry
Verticals, Corporate Finance, Franchise
Finance, and Mid-Corporate
Total deposits up $9.3 billion, or 10%, reflecting
strength in money-market, term deposits and
checking with interest
Borrowed funds down $3.0 billion as reductions
in FHLB advances and repos were partially
offset by sub-debt issuances tied to our capital
exchange transactions, as well as senior debt
borrowings to enhance LCR
10
Highlights
$123.0 billion
Interest-earning assets
$113.0 billion
Deposits/borrowed funds
Total
Retail
42%
Total
Commercial
37%
Note: Loan portfolio trends reflect non-core portfolio impact not included in segment results on pages 11 & 12.
1)
Low-cost core deposits include demand, checking with interest, and regular savings.
CRE
Other
Commercial
Residential
mortgage
Total home
equity
Automobile
Other
Retail
Investments
and
interest-bearing
deposits
Retail /
Personal
Commercial/
Municipal/
Wholesale
Borrowed
funds
3Q15 change from
$s in billions
3Q15
2Q15
3Q14
2Q15
3Q14
$
%
$
%
Investments and interest bearing
deposits
25.8
$
27.1
$
27.3
$
(1.4)
$
(5)
%
(1.6)
$
(6)
%
Total commercial loans
45.2
44.7
41.2
0.5
1
4.0
10
Total retail loans
51.6
50.9
48.5
0.7
1
3.2
7
Total loans and leases
96.8
95.6
89.7
1.2
1
7.1
8
Loans held for sale
0.5
0.5
0.2
—
—
0.3
NM
Total interest-earning assets
123.0
123.2
117.2
(0.2)
—
5.8
5
Total noninterest-earning assets
12.1
12.3
11.5
(0.2)
(2)
0.6
5
Total assets
135.1
$
135.5
$
128.7
$
(0.4)
$
—
6.4
$
5
Low-cost core deposits
1
51.7
51.1
48.7
0.7
1
3.0
6
Money market deposits
36.5
34.9
32.4
1.6
5
4.2
13
Term deposits
12.7
12.6
10.6
0.2
1
2.1
20
Total deposits
101.0
$
98.5
$
91.7
$
2.5
$
2
9.3
$
10
Total borrowed funds
12.0
14.8
15.0
(2.8)
(19)
(3.0)
(20)
Total liabilities
115.6
$
115.9
$
109.3
$
(0.3)
$
—
6.3
$
6
Total stockholders' equity
19.5
19.6
19.4
(0.1)
(1)
0.1
—
Total liabilities and equity
135.1
$
135.5
$
128.7
$
(0.4)
$
—
%
6.4
$

%

Yields
3.67%
3.68%
3.72%
3.68%
3.69%
$9.9
$10.6
$10.9
$11.1
$11.6
$19.1
$18.8
$18.4
$18.0
$17.6
$11.4
$12.4
$12.9
$13.5
$13.8
$1.6
$1.8
$2.3
$2.7
$3.2
$3.0
$3.0
$3.1
$3.1
$3.0
$2.7
$2.6
$2.5
$2.3
$2.4
$47.7B
$49.2B
$50.1B
$50.7B
$51.6B
3Q14
4Q14
1Q15
2Q15
3Q15
Mortgage
Home Equity
Auto
Student
Business Banking
Other
Consumer Banking average loans and leases
11
1)
Other includes Credit Card, RV, Marine, Other.
Average loans and leases
$s in billions
1
Linked quarter:
Average loans increased $863 million, or 2%
Consumer loan yields up 1 basis point reflecting
continued improvement in mix
Prior year quarter:
Average loans up $3.9 billion largely as growth of
$2.4 billion in auto, $1.7 billion in mortgages and
$1.6 billion in student was partially offset by $1.5
billion lower home equity outstandings
Loan yields up modestly despite the continued
pressure from the low-rate environment
Recent developments:
Mortgage originations of $1.6 billion in 3Q15,
up $38 million QoQ
and $543 million YoY
Originated ~$60 million of new installment credit
loans
Highlights

Yields
2.61%
2.62%
2.57%
2.56%
2.57%
$5.9
$6.0
$6.2
$6.4
$6.2
$2.1
$2.5
$2.9
$3.0
$3.0
$2.7
$2.8
$2.9
$3.1
$3.2
$11.8
$11.7
$12.0
$12.2
$12.0
$6.1
$6.3
$6.1
$6.1
$6.1
$7.0
$7.2
$7.4
$7.7
$8.2
$2.2
$2.4
$2.6
$2.8
$3.1
$37.8B
$38.9B
$40.1B
$41.3B
$41.8B
3Q14
4Q14
1Q15
2Q15
3Q15
Mid-Corporate
Industry Verticals
Franchise Finance
Middle Market
Asset Finance
Commercial Real Estate
Other
Commercial Banking average loans and leases
Linked quarter:
Average loans up $524 million, or 1%, with solid
growth in CRE and Franchise Finance
Loan yields remained relatively stable despite the
continued effect of the low-rate environment
Prior year quarter:
Average loans up $4.1 billion on strength in
Commercial Real Estate, Industry Verticals, Mid-
Corporate, Franchise Finance and Corporate Finance
Loan yields down 4 bps largely reflecting the
pronounced effect of the continued low-rate
environment in 2015
12
1)
Other
includes
Business
Capital,
Govt
&
Professional
Banking,
Corporate
Finance
&
Global
Markets,
Treasury
Solutions,
Corporate
and
Commercial
Banking
Admin.
$s in billions
1
Highlights
Average loans and leases

$40.1
$40.9
$41.7
$43.0
$44.6
$25.8
$26.3
$25.8
$26.4
$26.8
$15.2
$15.7
$16.0
$16.6
$16.9
$10.6
$11.9
$12.2
$12.6
$12.7
$6.3
$5.1
$4.6
$4.4
$2.9
$6.7
$6.1
$7.0
$6.5
$5.1
$2.0
$2.8
$3.9
$3.9
$4.1
$106.7B
$108.8B
$111.2B
$113.3B
$113.0B
3Q14
4Q14
1Q15
2Q15
3Q15
Money market & savings
DDA
Checking with interest
Term & time deposits
Total fed funds & repo
Short-term borrowed funds
Total long-term borrowings
Average funding and cost of funds
Linked quarter:
Average interest-bearing deposits increased
$2.1 billion, or 3%, with particular strength in
money market
—
Total deposit costs of 0.25% increased 1 bp, as
the pace of growth slowed reflecting
enhanced pricing strategies
DDA up $335 million, interest checking up $373
million, money market & savings up $1.6 billion,
and term deposits up $154 million
Continued progress in repositioning liabilities
structure to better align with peers
Prior year quarter:
Average interest-bearing deposits increased $8.4
billion, or 13%, on strength across all categories
—
Total deposit cost of funds increased 7 bps
13
Highlights
Average interest-bearing liabilities and DDA
$s in billions
Deposit cost of funds
0.18%
0.20%
0.22%
0.24%
0.25%
Total cost of funds
0.45%
0.49%
0.50%
0.52%
0.54%

Summary of progress on strategic initiatives

Initiative
3Q15
Status
Commentary
Reenergize household growth
3Q15 household growth of 2% and deposits up 7% from 3Q14.  New customer cross-sell rate increased to 3.26 vs. 3.05 in 3Q14.
Expand mortgage sales force
LOs up 81, or 22%, and origination volume up 53% from 3Q14.
Continued competitive pressure around attracting and retaining LOs with strong conforming orientation.
Grow Auto
3Q15 organic origination yields of 3.51%, up 41 bps from 3Q14.
Grow Student
Continued strong new refi
product originations of $262 million in 3Q15.
Expand Business Banking
Relationship managers up 13 from 2Q15 and 39 since 3Q14. Pricing improvements gaining traction with portfolio yields up 6 bps vs. 3Q14.
Expand Wealth sales force
Added 42 wealth managers and 151 licensed bankers over the past year; wealth managers relatively flat with 2Q15.
Build out Mid-Corp & verticals
Mid-Corp and specialty vertical average loans up from 3Q14 by 6% and 42%, respectively.
Continue development of
Capital Markets
Fee income declined 5% from 3Q14 given weaker market conditions while market share improved in traditional middle market & sponsor-led deals.
Build out Treasury Solutions
Fees up 7%
in the quarter compared to 3Q14 with strong contributions from cash management and commercial card.
Grow Franchise Finance
Strong
portfolio growth with average balances up 21% from 3Q14.
Core: Middle Market
Average
loans up 2% YoY, with origination yields in 3Q15 expanding 33bps compared to 3Q14, reflecting improved pricing discipline.
Core: CRE
CRE average loans up 17% to $8.2 billion from 3Q14.
Core: Asset Finance
Portfolio
balances flat compared to 3Q14.  New business initiatives targeting areas with attractive risk/return metrics underway to mitigate reduced RBS referrals.
Top I
On-track to largely complete $200 million in cost savings ideas by YE15.
Top II
Starting
to
see
benefits
from
pricing
and
operations
transformation
initiatives.
Revenue
enhancement
initiatives
building
momentum,
but
are
earlier
in
evolution.
Balance Sheet Optimization
Initiatives
in flight to focus balance sheet on most productive assets and lower deposit costs.
Recent efforts have begun to arrest NIM decline.

Overall credit quality remains strong. NPLs declined by $16 million or
2% QoQ
and 4% YoY
Net charge-offs were $75 million, or 0.31% of average loans and leases compared with 0.33% in 2Q15 and 0.38% in 3Q14
Provision for credit losses of $76 million in third quarter 2015 remained stable with second quarter 2015
Allowance as a % of total loans and leases was stable, 1.23% vs. 1.24% in 2Q15
NPLs to total loans improved to 1.06% vs. 1.09% in 2Q15
—
Allowance coverage for NPLs increased to 116% vs. 114% in 2Q15
$4
$2
($22)
$7
$5
$75
$72
$69
$68
$66
$9
$6
$7
$3
$4
$88
$80
$54
$78
$75
0.38%
0.35%
0.23%
0.33%
0.31%
3Q14
4Q14
1Q15
2Q15
3Q15
Commercial
Retail
SBO
Net c/o ratio
$88
$80
$54
$78
$75
$77
$72
$58
$77
$76
$1.1B
$1.1B
$1.1B
$1.1B
$1.0B
3Q14
4Q14
1Q15
2Q15
3Q15
Net charge-offs
Provision
NPLs
$1,201
$1,195
$1,202
$1,201
$1,201
111%
109%
106%
114%
116%
3Q14
4Q14
1Q15
2Q15
3Q15
Allowance for loan and lease losses
Coverage Ratio
Strong credit quality trends continue
15
Highlights
Net charge-offs (recoveries)
Provision for credit losses, charge-offs, NPLs
Allowance for loan and lease losses
$s in millions
1
for credit
losses
1)
Allowance for loan and lease losses to nonperforming loans and leases.

16.1%
15.8%
15.5%
15.3%
15.4%
12.9%
12.4%
12.2%
11.8%
11.8%
3Q14
4Q14
1Q15
2Q15
3Q15
Total capital ratio
Common equity tier 1 ratio
97%
98%
96%
97%
96%
3Q14
4Q14
1Q15
2Q15
3Q15
as of
$s in billions (period-end)
3Q14
4Q14
1Q15
2Q15
3Q15
Basel I/III transitional basis
1,2
Basel I
Basel III
Common equity tier 1 capital
13.3
$
13.2
$
13.4
$
13.3
$
13.2
$
Risk-weighted assets
103.2
$
106.0
$
109.8
$
112.1
$
112.3
$
Common equity tier 1 ratio
12.9%
12.4%
12.2%
11.8%
11.8%
Total capital ratio
16.1%
15.8%
15.5%
15.3%
15.4%
Basel III fully phased-in
1,3
Common equity tier 1 ratio
12.5%
12.1%
12.1%
11.8%
11.7%
Basel III minimum for CET1 ratio
2015
2016
2017
2018
2019
Basel III minimum plus phased-in
capital conservation buffer
4.5%
5.1%
5.8%
6.4%
7.0%
Capital and liquidity remain strong
16
Highlights
1)
Current reporting period regulatory capital ratios are preliminary.
2)
Periods prior to 1Q15 reported on a Basel I basis. Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2018. Ratios also reflect the required US
Standardized methodology for calculating RWAs, effective January 1, 2015.
3)
Prior
to
Basel
III
becoming
effective
January
1,
2015
this
was
a
Non-GAAP
financial
measure.
See
important
information
on
use
of
Non-GAAP
items
in
the
Appendix.
4)
Based on the September 2014 release of the U.S. version of the Liquidity Coverage Ratio (LCR). Note that as a modified LCR company, CFG’s formal compliance requirement of 90% does not begin until January 2016.
5)
Period-end Includes held for sale.
Loan-to-deposit ratio
5
Capital ratio trend
1,2
1,2
Capital levels remain above regional peers
3Q15 Basel III common equity tier 1 ratio
(transitional basis) down approximately
7 basis points from 2Q15
—
Net income: ~20 bps increase
—
RWA growth: ~2 bps decrease
—
Share repurchase: ~22 bps decrease
—
Dividends & other: ~3 bps decrease
LDR remained relatively stable at 96%
Already meet initial LCR requirement
4

4Q15 outlook

4Q15 expectations vs. 3Q15
Net interest
income, net
interest margin
Operating leverage,
efficiency ratio
Credit trends
and costs
Average loan growth rate of ~1.5%
Net interest margin broadly stable
Positive operating leverage expected to continue; anticipate fee income growth
Modest expense growth reflecting higher depreciation & software amortization, seasonality
Expect stable asset quality trends
Provision expense expected to increase given build associated with loan growth
Capital, liquidity
and funding
Quarter-end Basel III common equity Tier 1 ratio ~11.7%
Loan-to-deposit ratio 97-98%

Key messages

Continue to execute well on our broad agenda
—
Good clean quarter with positive operating leverage, rebound in NIM
—
Delivering for all stakeholders
—
Adding top talent to executive team
New initiatives tracking to expectations
Asset sensitivity continues to be stable
Asset quality, capital ratios, and liquidity position remain strong

Appendix 19 *******************************************

$372
$411
3Q14
3Q15
$90.7
$97.4
3Q14
3Q15
0.66%
0.68%
3Q14
3Q15
$202
$220
$0.36
$0.40
3Q14
3Q15
6.2%
6.6%
3Q14
3Q15
Quarter over quarter results
20
Adjusted pre-provision profit
1
$s in millions
Adjusted return on average
tangible assets
1
Adjusted net income
1
$s in millions
1)
Adjusted results are non-GAAP items and exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2)
Excludes loans held for sale.
Adjusted return on average
tangible common equity
1
38 bps
2 bps
9%
10%
Period-end loans
2
$s in billions
Period-end deposits
$s in billions
7%
11%
Adjusted Diluted EPS
1
$101.9
9%
$93.5
3Q14
3Q15

$399
$411
2Q15
3Q15
11.8%
11.8%
2Q15
3Q15
0.67%
0.68%
2Q15
3Q15
$215
$220
$0.40
$0.40
2Q15
3Q15
10.4%
10.4%
2Q15
3Q15
6.7%
6.6%
2Q15
3Q15
Linked quarter results
21
Adjusted pre-provision profit
1
$s in millions
Adjusted return on average
tangible assets
1
Adjusted net income
1
$s in millions
Adjusted return on average
tangible common equity
1
Tier 1 leverage ratio
2
7 bps
1 bps
unchanged
2%
3%
1)
Adjusted results are non-GAAP items and exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2)
Current reporting period regulatory capital ratios are preliminary.
unchanged
Adjusted Diluted EPS
1
Basel III common equity
tier 1 capital ratio
2
unchanged

Consumer Banking segment

1)
Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2)
Includes held for sale.
3)
Operating
segments
are
allocated
capital
on
a
risk-adjusted
basis
considering
economic
and
regulatory
capital
requirements.
We
approximate
that
regulatory
capital
is
equivalent
to
a
sustainable
target
level
for
Tier
1
common
equity
and
then
allocate
that
approximation
to
the
segments
based
on
economic
capital.
Highlights
Linked quarter:
Net income up $2 million, or 3%
Net interest income up $12 million, driven by loan
growth and one additional day in the quarter, partially
offset by higher deposit costs
—
Average loans up 2% and average deposits up 1%
Noninterest income up $5 million as growth in other
income, service charges and fees, and trust &
investment services fees was partially offset by lower
mortgage banking fees
—
Results include $8 million branch real estate sale
gain
—
Mortgage banking fees down $12 million driven by
an $8 million decrease in mortgage servicing rights
valuation; originations up 2%
Noninterest expense increased $10 million reflecting
increased outside services and salary and benefits
expense tied to growth initiatives
Prior year quarter:
Net income up $14 million, or 26%
Total revenue up $33 million on strong loan growth and
momentum in mortgage, household growth and wealth
—
Average loans up $4.0 billion and average deposits
up $4.9 million
Noninterest expense increased $14 million, as higher
advertising and our continued investment in the
business to drive further growth was partially offset by
our focus on improving efficiency
3Q15 change from
$s in millions
3Q15
2Q15
3Q14
2Q15
3Q14
$
%
$
%
Net interest income
556
$
544
$
532
$
12
$
2
%
24
$
5
%
Noninterest income
235
230
226
5
2
9
4
Total revenue
791
774
758
17
2
33
4
Noninterest expense
623
613
609
10
2
14
2
Pre-provision profit
168
161
149
7
4
19
13
Provision for credit losses
64
60
66
4
7
(2)
(3)
Income before income tax
expense
104
101
83
3
3
21
25
Income tax expense
36
35
29
1
3
7
24
Net income
68
$
66
$
54
$
2
$
3
%
14
$
26
%
Average balances
$s in billions
Total loans and leases
51.9
$
51.0
$
47.8
$
0.9
$
2
%
4.0
$
8
%
Total deposits
70.5
$
70.0
$
65.6
$
0.6
$
1
%
4.9
$
7
%
Mortgage Banking metrics
Originations
1,561
$
1,523
$
1,018
$
38
$
2
%
543
$
53
%
Origination Pipeline
2,152
1,897
973
255
13
%
1,179
121
%
Gain on sale of secondary
originations
1.80%
2.18%
1.69%
(38)
bps
11
bps
Performance metrics
ROTCE
1,3
5.7%
5.7%
4.6%
1
bps
110
bps
Efficiency ratio
1
79%
79%
80%
(53)
bps
(170)
bps

Commercial Banking segment

1)
Non-GAAP item. See important information on use of Non-GAAP items in the Appendix.
2)
Includes held for sale.
3)
Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for Tier 1 common equity and then allocate that approximation to the segments based on economic capital.
Linked quarter:
Commercial Banking net income increased $10 million
Total revenue up $5 million, net interest income up $13
million on an average 1% increase in loans and 8% increase
in deposits
—
Strength in Commercial Real Estate, Franchise Finance,
Corporate Finance
—
Average deposits up $1.9 billion, or 8%
Noninterest income decreased $8 million due to a decrease
in capital markets fees from strong second quarter levels
Noninterest expense decreased $6 million, or 3%, largely
reflecting lower regulatory costs and equipment expense,
partially offset by increased outside services and insurance costs
Prior year quarter:
Net income increased $6 million, as 4% revenue growth
was partially offset by increased noninterest expense and
a $3 million increase in provision for credit losses.
Net interest income up $29 million on an average
$4.2 billion increase in loans and $3.6 billion increase in
deposits
Noninterest income down $4 million as strength in service
charges and other fees, card fees, and interest rate
products was offset by a reduction in foreign exchange and
trade finance fees, capital market fees and leasing income
Noninterest expense up $13 million driven by increased
regulatory costs, salaries and benefits tied to growth
initiatives and outside services expense
Highlights
3Q15 change from
$s in millions
3Q15
2Q15
3Q14
2Q15
3Q14
$
%
$
%
Net interest income
299
$
286
$
270
$
13
$
5
%
29
$
11
%
Noninterest income
100
108
104
(8)
(7)
(4)
(4)
Total revenue
399
394
374
5
1
25
7
Noninterest expense
175
181
162
(6)
(3)
13
8
Pre-provision profit
224
213
212
11
5
12
6
Provision for credit losses
3
7
—
(4)
(57)
3
—
Income before income tax
expense
221
206
212
15
7
9
4
Income tax expense
76
71
73
5
7
3
4
Net income
145
$
135
$
139
$
10
$
7
%
6
$
4
%
Average balances
$s in billions
Total loans and leases
2
42.0
$
41.5
$
37.8
$
0.5
$
1
%
4.2
$
11
%
Total deposits
24.6
$
22.7
$
21.0
$
1.9
$
8
%
3.6
$
17
%
Performance metrics
ROTCE
1,3
12.2%
11.7%
13.1%
55
bps
(86)
bps
Efficiency ratio
1
44%
46%
43%
(232)
bps
40
bps

3Q15 change from
$s in millions
3Q15
2Q15
3Q14
2Q15
3Q14
$
%
$
%
Net interest income
1
$
10
$
18
$
(9)
$
(90)

%
(17)
$
(94)

%
Noninterest income
18

22

11

(4)

(18)

7

64

Total revenue
19

32

29

(13)

(41)

(10)

(34)

Noninterest expense
—

47

39

(47)

(100)

(39)

(100)

Pre-provision profit (loss)
19

(15)

(10)

34

227

29

290

Provision for credit losses
9

10

11

(1)

(10)

(2)

(18)

Income (loss) before income
tax expense (benefit)
10

(25)

(21)

35

140

31

148

Income tax expense (benefit)
3

(14)

(17)

17

121

20

118

Net income (loss)
7
$
(11)
$
(4)
$
18
$
164

%
11
$
275

%
Average balances
$s in billions
Total loans and leases
3.4
$
3.6
$
4.2
$
(0.2)
$
(6)

%
(0.9)
$
(20)

%
Total deposits
5.9
$
5.9
$
5.1
$
—
$
—

%
0.8
$
15

%
Other
24
1)
Includes held for sale.
Linked quarter:
Other recorded net income up $18 million, as lower total
revenue was more than offset by a $40 million decrease in
restructuring charges and special items
Net interest income decreased $9 million, driven by lower
non-core balances
Noninterest income decreased $4 million, reflecting lower
securities gains
Noninterest expense down $47 million, driven by a
decrease in restructuring charges and special items
Provision for credit losses decreased $1 million
—
Reflects a $1 million reserve build versus a $1 million
release in the prior quarter
Prior year quarter:
Net income up $11 million, as lower total revenue was
more than offset by lower expenses and restructuring
charges and special items
Net interest income decreased $17 million, as lower swap
costs were offset by an increase in wholesale funding costs
and lower non-core loans
Noninterest income up $7 million, reflecting the effect of
and accounting change related to the low-income housing
portfolio, offset by income tax expense
Noninterest expense down $39 million given lower
restructuring charges and special items, and lower
incentives
Provision for credit losses decreased $2 million
—
Reflects a $12 million decrease in non-core charge-offs
Highlights

Restructuring charges and special items

GAAP
results
included
restructuring
charges
and
special
items
related
to
enhancing
efficiencies
and
improving
processes
across
the
organization
and
separation
from
the
Royal
Bank
of
Scotland
Group
plc
(“RBS”).
1)
These are non-GAAP financial measures. Please see Non-GAAP Reconciliation Tables in the Appendix for an explanation of our use of non-GAAP financial measures and their reconciliation to GAAP.
as of and for the three months ended
Restructuring charges and special items
1
($s in millions, except per share data)
pre-tax
after-tax
pre-tax
after-tax
pre-tax
after-tax
Noninterest expense restructuring charges
and special items:
Salaries and employee benefits
—
—
6
4
(6)
(4)
Outside services
—
—
16
10
(16)
(10)
Occupancy
—
—
15
9
(15)
(9)
Equipment expense
—
—
—
—
—
—
Other operating expense
—
—
3
2
(3)
(2)
Total noninterest expense restructuring
charges and special items
—
$
—
$
40
$
25
$
(40)
$
(25)
$
Net restructuring charges and special items
—
$
—
$
(40)
$
(25)
$
40
$
25
$
Diluted EPS impact
—
$
(0.05)
$
0.05
$
September 30, 2015
June 30, 2015
increase/decrease

Loan Reconciliation

Average balances
$s in millions
1)
Primarily Treasury Solutions (Credit cards).
2)
Primarily Business Banking.
3Q15 change from
3Q15
2Q15
3Q14
Consumer Banking Segment
47,848
$
49,351
$
50,260
$
51,024
$
51,886
$
862
$
2
%
4,038
$
8
%
Add:
Non-core loans
2,932
2,801
2,667
2,517
2,358
(159)
(6)
(574)
(20)
Retail loans in Commercial Banking
(1)
134
145
143
161
160
(1)
(1)
26
19
Other
737
681
629
586
540
(46)
(8)
(197)
(27)
Less:
Commercial loans in Consumer Banking
(2)
3,022
3,017
3,056
3,096
3,045
(51)
(2)
23
1
LHFS
170
179
197
282
282
—
—
112
66
Total Retail loans
48,459
$
49,782
$
50,446
$
50,910
$
51,617
$
707
$
1
3,158
$
7
%
Commercial Banking Segment
37,787
$
38,926
$
40,241
$
41,467
$
41,993
$
526
$
1
%
4,206
$
11
%
Add:
Commercial loans in Consumer Banking
(2)
3,022
3,017
3,056
3,096
3,045
(51)
(2)
23
1
Non-core loans
353
309
266
230
202
(28)
(12)
(151)
(43)
CRA
171
182
198
212
241
29
14
70
41
Other
25
28
24
23
27
4
17
2
8
Less:
Retail loans in Commercial Banking
(1)
134
145
143
161
160
(1)
(1)
26
19
LHFS
33
54
136
171
174
3
2
141
427
Total Commercial loans
41,191
$
42,263
$
43,506
$
44,696
$
45,174
$
478
$
1
3,983
$
10
%
3Q14
4Q14
1Q15
2Q15

$3.2B
$3.0B
$2.9B
$2.7B
$2.5B
3Q14
4Q14
1Q15
2Q15
3Q15
Retail
Commercial
SBO
Non-core home equity portfolio serviced by others (SBO)
1
SBO balances by FICO
2
SBO balances by LTV
Top
5
SBO
balances
by
state
1
Non-core period-end loans
SBO balances by product
SBO Lien Position
1st
Lien
2nd
Lien
< 70
80-89
70-79
90-99
100-119
120+
< 620
620-679
680-719
720-759
760+
HE Loan
HELOC
27
$s in millions
1
A portion of the serviced by others portfolio is serviced by CFG.
2
FICO scores updated quarterly.

Non-GAAP Financial Measures

This
document
contains
non-GAAP
financial
measures.
The
table
below
presents
reconciliations
of
certain
non-GAAP
measures.
These
reconciliations
exclude
restructuring
charges
and/or
special
items,
which
are
usually
included,
where
applicable,
in
the
financial
results
presented
in
accordance
with
GAAP.
Restructuring
charges
and
special
items
include
expenses
related
to
our
efforts
to
improve
processes
and
enhance
efficiencies,
as
well
as
rebranding,
separation
from
RBS
and
regulatory
expenses.
The
non-GAAP
measures
set
forth
below
include
“total
revenue”,
“noninterest
income”,
“
noninterest
expense”,
“pre-provision
profit”,
“income
before
income
tax
expense
(benefit)”,
“income
tax
expense
(benefit)”,
“net
income”,
“net
income
available
to
common
stockholders”,
“salaries
and
employee
benefits”,
“outside
services”,
“occupancy”,
“equipment
expense”,
“amortization
of
software”,
“other
operating
expense”,
“net
income
per
average
common
share”,
“return
of
average
common
equity”
and
“return
on
average
total
assets”.
In
addition,
we
present
computations
for
"tangible
book
value
per
common
share",
“return
on
average
tangible
common
equity”,
“return
on
average
total
tangible
assets”
and
“efficiency
ratio”
as
part
of
our
non-GAAP
measures.
Additionally,
"pro
forma
Basel
III
fully
phased-in
common
equity
tier
1
capital"
computations
for
periods
prior
to
first
quarter
2015
are
presented
as
part
of
our
non-GAAP
measures.
We
believe
these
non-GAAP
measures
provide
useful
information
to
investors
because
these
are
among
the
measures
used
by
our
management
team
to
evaluate
our
operating
performance
and
make
day-to-day
operating
decisions.
In
addition,
we
believe
restructuring
charges
and
special
items
in
any
period
do
not
reflect
the
operational
performance
of
the
business
in
that
period
and,
accordingly,
it
is
useful
to
consider
these
line
items
with
and
without
restructuring
charges
and
special
items.
We
believe
this
presentation
also
increases
comparability
of
period-to-period
results.
We
also
consider
pro
forma
capital
ratios
defined
by
banking
regulators
but
not
effective
at
each
period
end
to
be
non-GAAP
financial
measures.
Since
analysts
and
banking
regulators
may
assess
our
capital
adequacy
using
these
pro
forma
ratios,
we
believe
they
are
useful
to
provide
investors
the
ability
to
assess
our
capital
adequacy
on
the
same
basis.
Other
companies
may
use
similarly
titled
non-GAAP
financial
measures
that
are
calculated
differently
from
the
way
we
calculate
such
measures.
Accordingly,
our
non-GAAP
financial
measures
may
not
be
comparable
to
similar
measures
used
by
other
companies.
We
caution
investors
not
to
place
undue
reliance
on
such
non-GAAP
measures,
but
instead
to
consider
them
with
the
most
directly
comparable
GAAP
measure.
Non-GAAP
financial
measures
have
limitations
as
analytical
tools,
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
our
results
as
reported
under
GAAP.

Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data
3Q15
2Q15
1Q15
4Q14
3Q14
2015
2014
Noninterest income, excluding special items:
Noninterest income (GAAP)
A
$353
$360
$347
$339
$341
$1,060
$1,339
Less: Special items - Chicago gain
—
—
—
—
—
—
288
Noninterest income, excluding special items (non-GAAP)
B
$353
$360
$347
$339
$341
$1,060
$1,051
Total revenue, excluding special items:
Total revenue (GAAP)
C
$1,209
$1,200
$1,183
$1,179
$1,161
$3,592
$3,800
Less: Special items - Chicago gain
—
—
—
—
—
—
288
Total revenue, excluding special items (non-GAAP)
D
$1,209
$1,200
$1,183
$1,179
$1,161
$3,592
$3,512
Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)
E
$798
$841
$810
$824
$810
$2,449
$2,568
Less: Restructuring charges and special items
MM
—
40
10
33
21
50
136
Noninterest expense, excluding restructuring charges and special items (non-GAAP)
F
$798
$801
$800
$791
$789
$2,399
$2,432
Net income, excluding restructuring charges and special items:
Net income (GAAP)
G
$220
$190
$209
$197
$189
$619
$668
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
25
6
20
13
31
(95)
Net income, excluding restructuring charges and special items (non-GAAP)
H
$220
$215
$215
$217
$202
$650
$573
Net income available to common stockholders (GAAP), excluding restructuring charges and special items
Net income available to common stockholders (GAAP)
I
$213
$190
$209
$197
$189
$612
$668
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
25
6
20
13
31
(95)
Net income available to common stockholders, excluding restructuring charges and special items
(non-GAAP)
J
$213
$215
$215
$217
$202
$643
$573
Return on average common equity, excluding restructuring charges and special items:
Average common equity (GAAP)
K
$19,261
$19,391
$19,407
$19,209
$19,411
$19,352
$19,463
Return on average common equity, excluding restructuring charges and special items (non-GAAP)
J/K
4.40%
4.45%
4.49%
4.48%
4.14%
4.45%
3.94%
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)
L
$19,261
$19,391
$19,407
$19,209
$19,411
$19,352
$19,463
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
4
5
5
6
6
5
7
Add: Average deferred tax liabilities related to goodwill (GAAP)
453
437
422
403
384
438
368
Average tangible common equity (non-GAAP)
M
$12,834
$12,947
$12,948
$12,730
$12,913
$12,909
$12,948
Return on average tangible common equity (non-GAAP)
I/M
6.60%
5.90%
6.53%
6.12%
5.81%
6.34%
6.90%
Return on average tangible common equity, excluding restructuring charges and special items
(non-GAAP)
J/M
6.60%
6.67%
6.73%
6.76%
6.22%
6.67%
5.92%
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)
N
$135,103
$135,521
$133,325
$130,671
$128,691
$134,655
$126,598
Return on average total assets, excluding restructuring charges and special items (non-GAAP)
H/N
0.65%
0.64%
0.65%
0.66%
0.62%
0.65%
0.61%
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP)
N
$135,103
$135,521
$133,325
$130,671
$128,691
$134,655
$126,598
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
4
5
5
6
6
5
7
Add: Average deferred tax liabilities related to goodwill (GAAP)
453
437
422
403
384
438
368
Average tangible assets (non-GAAP)
O
$128,676
$129,077
$126,866
$124,192
$122,193
$128,212
$120,083
Return on average total tangible assets (non-GAAP)
G/O
0.68%
0.59%
0.67%
0.63%
0.61%
0.65%
0.74%
Return on average total tangible assets, excluding restructuring charges and special items (non-
GAAP)
H/O
0.68%
0.67%
0.69%
0.69%
0.66%
0.68%
0.64%
FOR THE NINE MONTHS ENDED
SEPTEMBER 30
QUARTERLY TRENDS

Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data
3Q15
2Q15
1Q15
4Q14
3Q14
2015
2014
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Net interest income (GAAP)
$856
$840
$836
$840
$820
$2,532
$2,461
Add: Noninterest income (GAAP)
353
360
347
339
341
1,060
1,339
Total revenue (GAAP)
C
$1,209
$1,200
$1,183
$1,179
$1,161
$3,592
$3,800
Efficiency ratio (non-GAAP)
E/C
66.02%
70.02%
68.49%
69.88%
69.84%
68.17%
67.58%
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)
F/D
66.02%
66.70%
67.65%
67.11%
68.02%
66.78%
69.23%
Tangible book value per common share:
Common shares - at end of period (GAAP)
P
527,636,510
537,149,717
547,490,812
545,884,519
559,998,324
527,636,510
559,998,324
Stockholders' equity (GAAP)
$19,353
$19,339
$19,564
$19,268
$19,383
$19,353
$19,383
Less: Goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Other intangible assets (GAAP)
3
4
5
6
6
3
6
Add: Deferred tax liabilities related to goodwill (GAAP)
465
450
434
420
399
465
399
Tangible common equity (non-GAAP)
Q
$12,939
$12,909
$13,117
$12,806
$12,900
$12,939
$12,900
Tangible book value per common share (non-GAAP)
Q/P
$24.52
$24.03
$23.96
$23.46
$23.04
$24.52
$23.04
Net income per average common share -  basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding - basic (GAAP)
R
530,985,255
537,729,248
546,291,363
546,810,009
559,998,324
538,279,222
559,998,324
Average common shares outstanding - diluted (GAAP)
S
533,398,158
539,909,366
549,798,717
550,676,298
560,243,747
540,926,361
560,081,031
Net income available to common stockholders (GAAP)
I
$213
$190
$209
$197
$189
$612
$668
Net income per average common share -  basic (GAAP)
I/R
0.40
0.35
0.38
0.36
0.34
1.14
1.19
Net income per average common share -  diluted (GAAP)
I/S
0.40
0.35
0.38
0.36
0.34
1.13
1.19
Net income available to common stockholders, excluding restructuring charges and special items
(non-GAAP)
J
213
215
215
217
202
643
573
Net income per average common share -  basic, excluding restructuring charges and special items
(non-GAAP)
J/R
0.40
0.40
0.39
0.40
0.36
1.20
1.02
Net income per average common share -  diluted, excluding restructuring charges and special items (non-GAAP)
J/S
0.40
0.40
0.39
0.39
0.36
1.19
1.02
Pro forma Basel III fully phased-in common equity tier 1 capital ratio¹:
Common equity tier 1 (regulatory)
$13,200
$13,270
$13,360
$13,173
$13,330
Less: Change in DTA and other threshold deductions (GAAP)
2
3
3
(6)
(5)
Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP)
T
$13,198
$13,267
$13,357
$13,179
$13,335
Risk-weighted assets (regulatory general risk weight approach)
$112,277
$112,131
$109,786
$105,964
$103,207
Add: Net change in credit and other risk-weighted assets (regulatory)
243
247
242
2,882
3,207
Basel III standardized approach risk-weighted assets (non-GAAP)
U
$112,520
$112,378
$110,028
$108,846
$106,414
Pro forma Basel III fully phased-in common equity tier 1 capital ratio (non-GAAP)¹
T/U
11.7%
11.8%
12.1%
12.1%
12.5%
Salaries and employee benefits, excluding restructuring charges and special items:
Salaries and employee benefits (GAAP)
V
$404
$411
$419
$397
$409
$1,234
$1,281
Less: Restructuring charges and special items
—
6
(1)
1
—
5
43
Salaries and employee benefits, excluding restructuring charges and special items (non-GAAP)
W
$404
$405
$420
$396
$409
$1,229
$1,238
FOR THE NINE MONTHS ENDED
SEPTEMBER 30
QUARTERLY TRENDS
1
  Periods prior to 1Q15 reported on a Basel I basis. Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2018, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data
3Q15
2Q15
1Q15
4Q14
3Q14
2015
2014
Outside services, excluding restructuring charges and special items:
Outside services (GAAP)
X
$89
$99
$79
$106
$106
$267
$314
Less: Restructuring charges and special items
—
16
8
18
19
24
60
Outside services, excluding restructuring charges and special items (non-GAAP)
Y
$89
$83
$71
$88
$87
$243
$254
Occupancy, excluding restructuring charges and special items:
Occupancy (GAAP)
X
$75
$90
$80
$81
$77
$245
$245
Less: Restructuring charges and special items
—
15
2
5
2
17
11
Occupancy, excluding restructuring charges and special items (non-GAAP)
AA
$75
$75
$78
$76
$75
$228
$234
Equipment expense, excluding restructuring charges and special items:
Equipment expense (GAAP)
BB
$62
$65
$63
$63
$58
$190
$187
Less: Restructuring charges and special items
—
—
1
1
—
1
3
Equipment expense, excluding restructuring charges and special items (non-GAAP)
CC
$62
$65
$62
$62
$58
$189
$184
Amortization of software, excluding restructuring charges and special items:
Amortization of software
DD
$35
$37
$36
$43
$38
$108
$102
Less: Restructuring charges and special items
—
—
—
6
—
—
—
Amortization of software, excluding restructuring charges and special items (non-GAAP)
EE
$35
$37
$36
$37
$38
$108
$102
Other operating expense, excluding restructuring charges and special items:
Other operating expense (GAAP)
FF
$133
$139
$133
$134
$122
$405
$439
Less: Restructuring charges and special items
—
3
—
2
—
3
19
Other operating expense, excluding restructuring charges and special items (non-GAAP)
GG
$133
$136
$133
$132
$122
$402
$420
Pre-provision profit, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)
D
$1,209
$1,200
$1,183
$1,179
$1,161
$3,592
$3,512
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)
F
798
801
800
791
789
2,399
2,432
Pre-provision profit, excluding restructuring charges and special items (non-GAAP)
HH
$411
$399
$383
$388
$372
$1,193
$1,080
Income before income tax expense (benefit), excluding restructuring charges and special items:
Income before income tax expense (GAAP)
II
$335
$282
$315
$283
$274
$932
$985
Less: Income before income tax expense (benefit) related to restructuring charges and special items (GAAP)
—
(40)
(10)
(33)
(21)
(50)
152
Income before income tax expense, excluding restructuring charges and special items (non-GAAP)
JJ
$335
$322
$325
$316
$295
$982
$833
Income tax expense, excluding restructuring charges and special items:
Income tax expense (GAAP)
KK
$115
$92
$106
$86
$85
$313
$317
Less: Income tax (benefit) related to restructuring charges and special items (GAAP)
—
(15)
(4)
(13)
(8)
(19)
57
Income tax expense, excluding restructuring charges and special items (non-GAAP)
LL
$115
$107
$110
$99
$93
$332
$260
Restructuring charges and special expense items include:
Restructuring charges
$0
$25
$1
$10
$1
$26
$104
Special items
0
15
9
23
20
24
32
Restructuring charges and special expense items
MM
$0
$40
$10
$33
$21
$50
$136
3Q15
2Q15
1Q15
4Q14
3Q14
% Change
% Change
Operating leverage, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)
D
$1,209
$1,200
$1,161
0.8%
4.1%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)
F
$798
$801
$789
(0.4)%
1.1%
Operating leverage, excluding restructuring charges and special items: (non-GAAP)
NN
1.1%
3.0%
QUARTERLY TRENDS
3Q15 v 2Q15
FOR THE NINE MONTHS ENDED
SEPTEMBER 30
QUARTERLY TRENDS
3Q15 v 3Q14

Non-GAAP Reconciliation Table

Non-GAAP Reconciliation -
Segments
$s in millions
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income (loss) (GAAP)
A
68
145
7
220
66
135
(11)
190
61
147
1
209
Less: Preferred stock dividends
—
—
7
7
—
—
—
—
—
—
—
—
Net income available to common stockholders
B
$68
$145
$—
$213
$66
$135
($11)
$190
$61
$147
$1
$209
Return on average tangible common equity
Average common equity (GAAP)
C
$4,791
$4,722
$9,748
$19,261
$4,681
$4,625
$10,085
$19,391
$4,649
$4,526
$10,232
$19,407
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
4
4
—
—
5
5
—
—
5
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
453
453
—
—
437
437
—
—
422
422
Average tangible common equity (non-GAAP)
D
$4,791
$4,722
$3,321
$12,834
$4,681
$4,625
$3,641
$12,947
$4,649
$4,526
$3,773
$12,948
Return on average tangible common equity (non-GAAP)
B/D
5.67
%
12.24%
NM
6.60
%
5.66
%
11.69%
NM
5.90
%
5.30
%
13.15%
NM
6.53
%
Return on average total tangible assets
Average total assets (GAAP)
E
$53,206
$43,113
$38,784
$135,103
$52,489
$42,617
$40,415
$135,521
$51,602
$41,606
$40,117
$133,325
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
4
4
—
—
5
5
—
—
5
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
453
453
—
—
437
437
—
—
422
422
Average tangible assets (non-GAAP)
F
$53,206
$43,113
$32,357
$128,676
$52,489
$42,617
$33,971
$129,077
$51,602
$41,606
$33,658
$126,866
Return on average total tangible assets (non-GAAP)
A/F
0.51%
1.34%
NM
0.68
%
0.51%
1.27%
NM
0.59
%
0.48
%
1.43%
NM
0.67
%
Efficiency ratio
Noninterest expense (GAAP)
G
$623
$175
$—
$798
$613
$181
$47
$841
$596
$173
$41
$810
Net interest income (GAAP)
556
299
1
856
544
286
10
840
533
276
27
836
Noninterest income (GAAP)
235
100
18
353
230
108
22
360
219
100
28
347
Total revenue
H
$791
$399
$19
$1,209
$774
$394
$32
$1,200
$752
$376
$55
$1,183
Efficiency ratio (non-GAAP)
G/H
78.72
%
43.75
%
NM
66.02
%
79.25
%
46.07
%
NM
70.02
%
79.25
%
46.01%
NM
68.49
%
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income (loss) (GAAP)
A
$52
$140
$5
$197
$54
$139
($4)
$189
Less: Preferred stock dividends
—
—
—
—
—
—
—
—
Net income available to common stockholders
B
$52
$140
$5
$197
$54
$139
($4)
$189
Return on average tangible common equity
Average common equity (GAAP)
C
$4,756
$4,334
$10,119
$19,209
$4,685
$4,205
$10,521
$19,411
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
6
6
—
—
6
6
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
403
403
—
—
384
384
Average tangible common equity (non-GAAP)
D
$4,756
$4,334
$3,640
$12,730
$4,685
$4,205
$4,023
$12,913
Return on average tangible common equity (non-GAAP)
B/D
4.30
%
12.76%
NM
6.12%
4.57
%
13.10%
NM
5.81%
Return on average total tangible assets
Average total assets (GAAP)
E
$50,546
$40,061
$40,064
$130,671
$49,012
$38,854
$40,825
$128,691
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
6
6
—
—
6
6
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
403
403
—
—
384
384
Average tangible assets (non-GAAP)
F
$50,546
$40,061
$33,585
$124,192
$49,012
$38,854
$34,327
$122,193
Return on average total tangible assets (non-GAAP)
A/F
0.40
%
1.38%
NM
0.63
%
0.44
%
1.42%
NM
0.61%
Efficiency ratio
Noninterest expense (GAAP)
G
$611
$180
$33
$824
$609
$162
$39
$810
Net interest income (GAAP)
536
283
21
840
532
270
18
820
Noninterest income (GAAP)
218
111
10
339
226
104
11
341
Total revenue
H
$754
$394
$31
$1,179
$758
$374
$29
$1,161
Efficiency ratio (non-GAAP)
G/H
81.09%
45.48
%
NM
69.88
%
80.42
%
43.35
%
NM
69.84
%
THREE MONTHS ENDED MAR 31,
2015
2015
2015
2014
2014
THREE MONTHS ENDED SEPT 30,
THREE MONTHS ENDED JUNE 30,
THREE MONTHS ENDED DEC 31,
THREE MONTHS ENDED SEPT 30,

Non-GAAP Reconciliation Table

Non-GAAP Reconciliation -
Segments
$s in millions
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income (loss) (GAAP)
A
$195
$427
($3)
$619
$130
$421
$117
$668
Less: Preferred stock dividends
—
—
7
7
—
—
—
—
Net income available to common stockholders
B
$195
$427
($10)
$612
$130
$421
$117
$668
Return on average tangible common equity
Average common equity (GAAP)
C
$4,708
$4,625
$10,019
$19,352
$4,635
$4,120
$10,708
$19,463
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
5
5
—
—
7
7
Add: Average deferred tax liabilities  related to goodwill (GAAP)
—
—
438
438
—
—
368
368
Average tangible common equity (non-GAAP)
D
$4,708
$4,625
$3,576
$12,909
$4,635
$4,120
$4,193
$12,948
Return on average tangible common equity (non-GAAP)
B/D
5.55%
12.35%
NM
6.34
%
3.76
%
13.67
%
NM
6.90
%
Return on average total tangible assets
Average total assets (GAAP)
E
$52,438
$42,451
$39,766
$134,655
$48,398
$37,951
$40,249
$126,598
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
5
5
—
—
7
7
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
438
438
—
—
368
368
Average tangible assets (non-GAAP)
F
$52,438
$42,451
$33,323
$128,212
$48,398
$37,951
$33,734
$120,083
Return on average total tangible assets (non-GAAP)
A/F
0.50%
1.35
%
NM
0.65
%
0.36
%
1.48
%
NM
0.74
%
Efficiency ratio
Noninterest expense (GAAP)
G
$1,832
$529
$88
$2,449
$1,902
$472
$194
$2,568
Net interest income (GAAP)
1,633
861
38
2,532
1,615
790
56
2,461
Noninterest income (GAAP)
684
308
68
1,060
681
318
340
1,339
Total revenue
H
$2,317
$1,169
$106
$3,592
$2,296
$1,108
$396
$3,800
Efficiency ratio (non-GAAP)
G/H
79.07%
45.26%
NM
68.17
%
82.82%
42.62
%
NM
67.58%
FOR THE NINE MONTHS ENDED SEPTEMBER 30,
2015
2014

34 * * * * * * * * * * ********************